Exhibit 99.1

AHI: Amscan - "The Party People"

AHI is the leading manufacturer, wholesaler and retailer of party goods and accessories AHI generated combined Revenue for the year ended December 31, 2009 of $1,714.2 million (1) and Adjusted EBITDA of $190.5 million (1). AHI's wholesale business, Amscan Inc., founded over 60 years ago by the Svenningsen Family, today offers over 40,000 SKU's to both its own retail operation as well as independent and mass retailers around the world. AHI's retail business is comprised of a series of strategic acquisitions between 2005 and 2007 positioning the company as the #1 party store retailer in the world with over 1,100 year-round and seasonal locations. AHI Company Overview 2 For the year ended December 31, 2009 ($ in millions) (1) For the year ended December 31, 2009 ($ in millions) (1) Wholesale Resale 0.369 0.631 Wholesale Retail 0.689 0.311 Retail 63.1% Wholesale 36.9% Retail 31.1% Wholesale 68.9% Revenue By Channel (2) Adjusted EBITDA by Channel (3) $59.2 $131.3 (3) Adjusted EBITDA: $190.5 million (3) Adjusted EBITDA net of $3.5 million intercompany gross profit elimination. (1) Preliminary Unaudited (2) Revenue before intercompany sales eliminations. $633.0 $1081.2 Revenue: $1,714.2 million

Timeline - A History Of Amscan 1996 1997 2004 1947 Weston Presidio/Berkshire acquires Amscan Privately Held by Svenningsen Family Goldman Sachs takes Amscan Public Advent Int'l acquires 38% Interest Goldman Sachs takes Amscan Private 2002 1986 1947 2001 1998 1997 1989 2006 2005 2003 2007 2008 Amscan founded as a distributor of honeycomb decorations Became a Vertically Integrated Mfg Acquired Party City Acquired HUSA & FCPO Acquired Anagram Hong Kong Showroom Opened Acquired M&D Balloons Acquired remaining interest in PCFG (70 Locations) The Party Superstore Channel Evolves Built New Distribution Facility Acquired Party America Ownership Events Revenue ($ millions) 1986 1989 1996 1997 1998 2001 2002 2003 2004 2005 2006 2007 2008 2009 LTM 40 50 193 209 234 345 386 403 400 418 1015 1247 1560 1492 1996 2008 2008 2002 2001 1998 1997 2006 2005 2003 2007 2004 1986 1989 $193 $1487 $1560 $386 $345 $234 $209 $1015 $418 $403 $1247 $400 $40 $50 3 2009 (1) (1) Preliminary Unaudited

The Wholesale Business Overview Markets Served Barriers to Entry 4

Wholesale Overview Core competency in design and product development Unrivaled product breadth and depth Best-in-Class design capabilities Over 300 ensembles Creative staff over 120 professionals Market leader and innovator Largest wholesaler and distributor of decorations and party goods in the U.S. 65% global market share in metallic balloons Created numerous new product categories and formats of coordinating accessories 5

U.S. 82 Non-U.S. 18 Solid Party Goods 19 Design Party Goods 56 Balloons 16 Gift 6 Stationary 3 Wholesale Overview Design Party 56% Metallic Balloons 16% U.S. 82% Non-U.S. 18% By Product By Geography By Channel Solid Party 19% Stationery 3% Gift 6% The Wholesale division offers in excess of 300 party goods ensembles Approximately 80% of wholesale consists of everyday products Approximately 50% of wholesale merchandise is manufactured by the Company Products distributed into more than 100 countries Over 20,000 accounts serviced worldwide Party Stores 60 Balloon Distributors 9 International 18 Mass Specialty & Other 8 Independent Card & Gift 5 Party Stores 60% Mass Specialty & Other 8% Balloon Distributors 9% International 18% Independent Card & Gift 5% Clear leader in party superstore channel 6

Wholesale Overview Competition (Share of Shelf Space) in the Party Store Channel AAH 51 Other 26 Hallmark 5 American Greetings 3 CEG 3 Solo 3 Beistle 2 Unique 2 St. Clair Packwell 1 MD Plastics 1 Merwick 1 Indiana Ribbon 1 Pioneer 1 Amscan 51% Solo 3% Other 26% CEG 3% American Greetings 3% Hallmark 5% Unique 2% St. Clair Packwell 1% Berwick 1% Indiana Ribbon 1% Pioneer 1% Beistle 2% MD Plastics 1% 7

Wholesale Overview JCS Hong Kong Ltd. Amscan Asia Pacific Amscan Japan Co., Ltd. Amscan International, Ltd. (UK) Amscan Canada (Montreal) Amscan de Mexico Anagram International (MN) Corporate Headquarters and Showroom, (Elmsford, NY) Global Operations 8 Ampro (Tijuana) Deco (KY) Chester - Distribution Facility (NY) Kookaburra (NY) AmSource (RI)

Barriers To Entry Breadth of line Distribution Manufacturing and Sourcing 9

Breadth of Line 40,000 sku's spread across 23 everyday categories and 17 seasons 300 ensemble patterns with coordinating accessories An average of 2,500 new sku's introduced every year 10

Party and Gift: Amscan serves as the warehousing and distribution arm for the party superstore channel Over 1 million square feet of distribution under one roof Constructed customized warehouse in Chester, NY $60 million investment Paperless, pick-by-light systems Shipping over 140,000 inners a day Centralized direct distribution to support superstores and independent retailers Just in time delivery - "virtual warehousing" for superstores Shipped via UPS direct to store locations Superior inventory management Full EDI capabilities from order entry to ASN to invoicing High fill rate (in excess of 97%) Quick order turnaround (within 48 hours) Balloons: Network of approximately 30 key distributors International: Warehousing and distribution facilities in Japan, Australia, UK, Mexico and Canada Distribution 11

Manufacturing and Sourcing Amscan utilizes a combination of domestic and Asian manufacturers to ensure low-cost manufacturing across products Company-owned domestic manufacturing capacity is utilized for paper and plastic tableware to maximize margin potential and quality Minnesota metallic balloon facility is the lowest cost metallic balloon manufacturer in the world Labor intensive products, such as banners, favors and centerpieces are sourced from Asia. Key relationships with captive manufacturers in place for 20+ years Selected mass merchants and major retail chains utilize Amscan's global sourcing network to execute their own direct sourcing initiatives 12

RETAIL BUSINESS Retail Overview Market Overview Barriers to Entry Investment Rationale 13

Retail Overview 1,098 Retail store network - 2009 636 Party City Superstores (386 company-owned) 54 Paper Factory Outlets 161 Factory Card & Party Outlet Stores HUSA Temporary Halloween Stores totaled 247 Sites in 2009 PartyCity.com launched in April 2009, processing over 250,000 transactions for 9-month period; over 100,000 in the month of October alone. Party City The Paper Factory 14 Factory Card & Party Outlet Halloween USA

Market Overview Locations carry an average of 20,000 items in 23 everyday and 17 seasonal categories Everyday merchandise generally accounts for approximately 66% of annual retail net sales The retail breadth of product offering provides a significant advantage over mass merchants as consumers demand a variety of seasonal and everyday items AHI retail division competes based upon deep assortment and price around major events (e.g. Halloween) coupled with a convenient shopping experience AHI's leading retail footprint is difficult for competing specialty concepts to replicate and its robust product offering is difficult for mass merchants to challenge. (1) Includes sales of franchise locations and HUSA Temporary Halloween stores ($ millions) 15 Number One Specialty Party Goods Superstore by a Wide Margin

Barriers to Entry Cost of new store with inventory: $675K per store Brand names established as market leaders Key markets covered Competitive pricing leader Marketing spend maximized with multiple locations within major metropolitan areas Density of corporate locations leverage field management personnel 16

Investment Rationale for combining Retail and Wholesale Party City, Party America and FCPO were three leading party goods retailers and important customers of Amscan The combination created new attractive business opportunities that could not be realized on a stand-alone basis Significant synergies to be achieved included: Additional margin capture through Amscan replacing existing vendors Leverage distribution infrastructure SG&A synergies of combined business Additional growth opportunities included: Incremental franchise stores Amscan could leverage its scale and product development across entire existing customer base Strong and experienced management team at Amscan with great knowledge of the party goods industry to help maximize the retail opportunity 17

Recent Highlights In spite of soft economic conditions 2009 Big Box Comp Store sales were down only 3.4% and preliminary EBITDA exceeded prior year results. Sales during critical October (Halloween Season) increased 4.7% On December 22, 2009 announced the establishment of new strategic party initiative with American Greetings, acquiring the AG party goods business and establishing AG as an exclusive distributor to the mass market. Strong international growth as party category gains momentum outside of the U.S. market. 18

December 31, 2009 Financial Performance Revenues (1) EBITDA (1) 19 $Millions $Millions (1) 2009 Results Preliminary Unaudited; Net of intercompany sales and profit eliminations

Future Opportunities Additional Product Synergy Further leveraging of scale with guaranteed distribution of over 1,100 stores Store Growth Corporate growth in key markets Expanding footprint of temporary Halloween store success Fully integrating acquisition of FCPO Integration of American Greetings party business (Designware) Manufacturing capacity utilization and improved purchasing efficiencies Additional party store distribution Increase access of mass and grocery markets International Huge untapped potential 20

Q & A 21